UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT Pursuant to Section 13 OR 15(d)
                       of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 2, 2008


                     MEDICAL MAKEOVER CORPORATION OF AMERICA
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             (Exact name of registrant as specified in its charter)

 Delaware                           000-11596                    20-0799349
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(State or other            (Commission File Number)       (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)

     500 Australian Avenue South, Suite 619, West Palm Beach, Florida 33401
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 651-4146


                                       N/A
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         (Former name or former address, if changed since last report.)



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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     CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (a.) and (b.) On November 28, 2008, Douglas P. Martin resigned his position as Chief Executive Officer, and Director of Medical Makeover Corporation of America (the "Company"). At the time of the resignation there was no disagreement between Mr. Martin and the Company and the resignation was solely for personal reasons.

     (c.) and (d.) On November 28, 2008 one (1) new director was added pending the next annual meeting for the election of directors. Existing director, Douglas P. Martin, nominated and appointed Jason Smart to serve as a Director until the next shareholder election of directors. Following acceptance of the directorship, Mr. Smart was appointed Chief Financial Officer, President, and Chairman of the Board of Directors. Following this action, on November 28, 2008 Mr. Martin resigned as a Director as outlined in (a.) and (b.) above, effective immediately.

     Jason Smart, age 28, Sole Officer and Director, owns and operates Strategic Consultants, Inc., a market research company, based in Ontario Canada. Mr. Smart has owned and operated this company since early 2000. Through Mr. Smart, Strategic Consultants, Inc., provides advertising assessment studies for companies and products. The studies include focus on product and service awareness and satisfaction, competitive analysis of product and services, consumer analysis of product and services, specific customer satisfaction, imaging and positioning of products and services, pricing analysis of product and services and service quality and product/service development, as well as real estate projections.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MEDICAL MAKEOVER CORPORATION OF AMERICA




December 2, 2008            By:     /s/ Jason Smart
                                --------------------------
                                Name: Jason Smart
                                Title: President